Enterprise Financial Services Corp Second Quarter 2018 Investor Presentation

Forward-Looking Statements Some of the information in this report contains “forward-looking statements” within the meaning of and intended to be covered by the safe harbor provisions of the Private Securities Litigation Reform Act of 1995. Forward-looking statements typically are identified with use of terms such as “may,” “might,” “will, “should,” “expect,” “plan,” “anticipate,” “believe,” “estimate,” “predict,” “potential,” “could,” “continue” and the negative of these terms and similar words, although some forward-looking statements may be expressed differently. Forward-looking statements also include, but are not limited to, statements regarding plans, objectives, expectations or consequences of announced transactions and statements about the future performance, operations, products and services of the Company and its subsidiaries. Our ability to predict results or the actual effect of future plans or strategies is inherently uncertain. You should be aware that our actual results could differ materially from those anticipated by the forward-looking statements or historical performance due to a number of factors, including, but not limited to: our ability to efficiently integrate acquisitions into our operations, retain the customers of these businesses and grow the acquired operations; reputational risks; credit risk; changes in the appraised valuation of real estate securing impaired loans; outcomes of litigation and other contingencies; exposure to general and local economic conditions; risks associated with rapid increases or decreases in prevailing interest rates; consolidation within the banking industry; competition from banks and other financial institutions; our ability to attract and retain relationship officers and other key personnel; burdens imposed by federal and state regulation; changes in regulatory requirements; changes in accounting regulation or standards applicable to banks; and other risks discussed under the caption “Risk Factors” of our most recently filed Form 10-K and in Part II, 1A of our most recently filed Form 10-Q, all of which could cause the Company’s actual results to differ from those set forth in the forward-looking statements. Readers are cautioned not to place undue reliance on our forward-looking statements, which reflect management’s analysis and expectations only as of the date of such statements. Forward-looking statements speak only as of the date they are made, and the Company does not intend, and undertakes no obligation, to publicly revise or update forward-looking statements after the date of this report, whether as a result of new information, future events or otherwise, except as required by federal securities law. You should understand that it is not possible to predict or identify all risk factors. Readers should carefully review all disclosures we file from time to time with the Securities and Exchange Commission (the “SEC”) which are available on our website at www.enterprisebank.com under "Investor Relations." 2

Company Snapshot - EFSC Total Assets FOCUSED BUSINESS MODEL: $ 5.5 Billion • Attract Top Talent in Markets • Proven Ability to Grow Market Cap Commercial & Industrial "C&I" $ Talent Loans 1.3 Billion • Product Breadth ◦ Banking Operates in ◦ Trust & Wealth Management ◦ Treasury Management Strength Kansas City • Strong Balance Sheet with St. Louis Attractive Risk Profile Phoenix MSAs • Concentrated on Private Businesses and Owner Families Passion • Relationship Driven 3

Executive Leadership Team Name, Age, Title Years at Enterprise James B. Lally, 50, President & Chief Executive Officer, EFSC 14 Keene S. Turner, 38, Executive Vice President & Chief Financial Officer, EFSC 4 Scott R. Goodman, 54, President, Enterprise Bank & Trust 15 Douglas N. Bauche, 48, Chief Credit Officer, Enterprise Bank & Trust 18 Mark G. Ponder, 48, SVP & Controller, EFSC and CFO, Enterprise Bank & Trust 6 Nicole M. Iannacone, 38, SVP, General Counsel, and Corporate Secretary 4 Loren E. White, 62, SVP & Head of Human Resources 4 4

Differentiated Business Model: Built for Quality Earnings Growth Target Audience Tailored Solutions Expertise Focused and Well-Defined Targeted Array of Banking Experienced Bankers and StrategyFocused Aimed and at Well-Defined Business Targetedand Wealth Array Management of Banking Experienced AdvisorsBankers and Owners,Strategy Executives Aimed at andBusiness Servicesand Wealth to Meet Management our Client's Advisors Owners,Professionals. Executives and ServicesNeeds to Meet our Professionals Clients’ Needs 5

Three Urban Markets Arizona Kansas Loans $325MM $717MM $2.3B Deposits $222MM $701MM $3.3B Branches 2 7 19 Deposit Market Share 1 39th/0.12% 16th/1.29% 5th/4.23% JPMorgan Chase UMB US Bancorp Primary Competitors 1 Wells Fargo Commerce Bank of America Bank of America Bank of America Commerce 1 Source: 6/30/2017 FDIC data, SNL Financial. Excludes single branch institutions. 6

Focused Loan Growth Strategies 6.1% 10.4% Specialized Market Segments Represent 29% of Total Portfolio Loans, Offering Competitive Advantages, Risk Adjusted Pricing and Fee Income 8.4% Opportunities. 1.4% 3.0% Expectations for future growth includes continued focus in these specialized market segments. Total Portfolio Loans Tax Credit Programs Enterprise Value Life Insurance Aircraft Lending Agricultural Lending Lending Premium Financing $261 million in loans $59 million in loans $128 million in loans outstanding related to $443 million in M&A $359 million in loans outstanding outstanding. Federal, Historic, and related loans outstanding related to Missouri Affordable Housing outstanding, Partnering high net worth estate tax credits. $183 million in with PE firms. planning. Federal & State New Market tax credits awarded to date. 7

History of Strong C&I Growth $2,038 $1,796 In Millions 16% 5-Year CAGR $1,540 $1,329 $1,135 $963 Q2 '13 Q2 '14 Q2 '15 Q2 '16 Q2 '17 Q2 '18 8

Buying Process 9

Customer Focus Source: Greenwich Associates 10

Portfolio Loan Trends 10% Total Loan Growth In Millions $4,252 $4,162 $3,997 $4,067 $3,859 Q2' 17 Q3 '17 Q4' 17 Q1' 18 Q2' 18 11

Drivers of Loan Growth June 30, 2016 – June 30, 2017 June 30, 2017 – June 30, 2018 $975 Million $393 Million General Commercial & Industrial 6% Commercial/Construction RE Life Insurance Premium Finance Commercial/Construction RE 32% 2% 13% Enterprise Value Lending 8% Residential RE 2% General Commercial & Industrial 20% Tax Credits 26% Life Insurance Premium Finance 9% Agriculture JCB Acquisition Enterprise Value Lending 11% 69% 2% 12

Attractive Deposit Mix Total Deposits DDA $4.2 Billion 25% • Significant DDA Composition • Stable Cost of Deposits Interest Bearing • Improving Core Funding Transaction Accts 18% In Millions 41% 27.0% 26.0% 25.8% 25.7% 24.7% 16% MMA & $4,281 $4,248 Savings $4,156 CD $4,059 $3,921 Cost of Deposits 0.73% 7% Core Deposit Growth Q2 2017 – Q2 2018 Q2 '17 Q3 '17 Q4 '17 Q1 '18 Q2 '18 Deposits DDA % 13

Core Funding Mix In Millions Commercial Business Banking Consumer $1,701 $549 $1,432 46% 15% 39% 1% 2% 2% 3% 1% 3% 6% 10% 23% 41% 24% 48% 37% 17% 32% 18% 20% 12% Brokered deposits: $566 14

Financial Scorecard Q2 2018 Compared to Q2 2017 54% Continued Growth in Core EPS 9% 1 bps 2% Drive Net Interest Defend Net Interest Achieve Further Income Growth in Margin Improvement in Dollars with Favorable Operating Leverage Loan Growth Trends 8% Enhance Deposit Levels to Support Growth Core EPS: $0.86 Core ROAA: 1.48% 15

Earnings Per Share - Q2 2018 Reported vs. Core EPS* $(0.08) $(0.01) $0.95 $0.86 EPS Non-Core Other Core EPS Acquired Assets * A Non-GAAP Measure, Refer to Appendix for Reconciliation 16

Earnings Per Share Trend - Q2 2018 Changes in Core EPS* $0.02 $0.05 $(0.02) $(0.03) $0.84 $0.86 Q1 '18 Net Interest Portfolio Loan Noninterest Income Tax Q2 '18 Income Loss Provision Income Expense Note: * A Non GAAP Measure, Refer to Appendix for Reconciliation 17

Core Net Interest Income Trend* In Millions 3.76% 3.75% 3.73% 3.74% 3.75% $46.8 $45.4 $44.1 $44.9 $43.0 9% Core NII Growth Q2 '17 Q3 '17 Q4 '17 Q1 '18 Q2 '18 Core Net Interest Income FTE Core Net Interest Margin Note: * A Non-GAAP Measure, Refer to Appendix for Reconciliation 18

Credit Trends for Portfolio Loans Net Charge-offs (1) Portfolio Loan Growth 64 bps In Millions $138 $95 $90 33 bps $70 6 bps 8 bps (2) bps $7 Q2 '17 Q3 '17 Q4 '17 Q1 '18 Q2 '18 Q2 '17 Q3 '17 Q4 '17 Q1 '18 Q2 '18 In Millions Provisions for Portfolio Loans Q2 2018 EFSC Peer(2) $3.6 NPA’s/Assets = 0.28% 0.55% $3.2 NPL’s/Loans = 0.35% 0.64% $2.4 $2.4 ALLL/NPL’s = 283.8% 141.9% $1.9 ALLL/Loans = 1.00% 0.98% Q2 '17 Q3 '17 Q4 '17 Q1 '18 Q2 '18 (1) Portfolio loans only, excludes non-core acquired loans; (2) Peer median data as of 3/31/2018 (source: S&P Global Market Intelligence) 19

Core Fee Income* In Millions Core Fee Income Other Core Fee Income Detail $11.1 $2.3 $1.5 $9.0 $0.2 $2.1 $8.5 $8.4 $1.9 $0.2 $0.1 $7.9 $2.2 $1.8 $0.2 $1.5 $1.7 $1.7 $0.1 $1.5 $0.2 $0.1 $1.4 $0.1 $0.1 $0.6 $0.2 $0.3 $0.1 $0.2 $0.2 $0.1 $2.3 $2.1 $1.7 $1.9 $1.8 $0.4 $2.9 $3.0 $2.8 $2.8 $2.9 $1.5 $1.5 $1.5 $1.3 $1.0 $2 $2.1 $2.2 $2.1 $2.1 Q2 '17 Q3 '17 Q4 '17 Q1 '18 Q2 '18 Q2 '17 Q3 '17 Q4 '17 Q1 '18 Q2 '18 Wealth Management Deposit Services Charge Miscellaneous Swap Fees CDE Other State Tax Credits Mortgage Card Services Note: * A Non-GAAP Measure, Refer to Appendix for Reconciliation 20

Operating Expenses Trend* In Millions 54.5% 54.0% 51.6% 52.4% 50.2% $29.1 $29.2 $27.8 $28.1 $27.1 $15.3 $16.5 $16.6 $15.8 $15.1 $2.4 $2.3 $2.4 $2.4 $2.3 $9.7 $9.6 $10.4 $10.2 $10.3 Q2 '17 Q3 '17 Q4 '17 Q1 '18 Q2 '18 Other Occupancy Employee compensation and benefits Core Efficiency Ratio* Note: * A Non-GAAP Measure, Refer to Appendix for Reconciliation 21

Positive Momentum in Core Earnings Per Share* $0.86 $0.84 $0.77 Four-Year CAGR 29% $0.66 $0.59 $0.59 $0.56 $0.49 $0.49 $0.49 $0.47 $0.44 $0.37 $0.38 $0.35 $0.33 $0.31 Q2 '14 Q3 '14 Q4 '14 Q1 '15 Q2 '15 Q3 '15 Q4 '15 Q1 '16 Q2 '16 Q3 '16 Q4 '16 Q1 '17 Q2 '17 Q3 '17 Q4 '17 Q1 '18 Q2 '18 177% Core EPS Growth from Q2 2014 to Q2 2018 Note: * A Non-GAAP Measure, Refer to Appendix for Reconciliation 22

Five-Year Financial Highlights In Thousands, except per share data 2018 YTD 2017 2016 2015 2014 Core Net Interest Income $92,162 $169,586 $123,515 $107,618 $98,438 Total Core Non-Interest Income $17,546 $34,378 $26,787 $25,575 $24,548 Core Net Income $39,629 $59,912 $41,237 $33,791 $26,043 Core Earnings Per Share (diluted) $1.70 $2.58 $2.03 $1.66 $1.29 Core Return on Average Tangible 18.43% 14.46% 12.18% 11.22% 9.77% Common Equity Core Return on Average Assets 1.49% 1.20% 1.09% 1.00% 0.82% Total Assets $5,509,924 $5,289,225 $4,081,328 $3,608,483 $3,277,003 Note: Core is a Non-GAAP Measure, Refer to Appendix for Reconciliation 23

Capital Levels Prudently Managed to Facilitate Growth and Returns In Millions Core ROATCE* Capital Uses the Past 5 Years** 20.0% 18.43% $250 18.0% $200 $175 16.0% $142 $150 14.46% 14.0% $100 12.18% 12.0% 11.22% $34 $50 $25 9.77% 10.0% $0 h A e s t & as d ow M h en 8.0% r rc id G u iv ep D 2014 2015 2016 2017 2018 YTD R re ha S * A Non-GAAP Measure, Refer to Appendix for Reconciliation **For the period of 2013 to 2017 24

Enterprise Financial • Highly Focused, Proven Business Model • Strong Track Record of Commercial Loan Growth • Differentiated Competitive Lending Expertise • Enhanced Core Funding Capabilities • Increased Returns and Enhanced Shareholder Value 3 Year 5 Year 258% 145% 130% 56% EFSC Index EFSC Index Total Shareholder Return Note: Index  = S&P Global Market Intelligence U.S. Bank $5B - $10B, as of 6/30/2018 25

2nd Quarter 2018 EFSC Investor Presentation Appendix

Earnings Per Share - Q2 2018 Year to Date Reported vs. Core EPS* $(0.14) $(0.01) $1.85 $1.70 EPS Non-Core Other Core EPS Acquired Assets * A Non-GAAP Measure, Refer to Appendix for Reconciliation 27

Earnings Per Share Trend Changes in Core EPS* $0.08 $0.03 $0.25 $(0.17) $0.36 $1.70 $1.15 YTD Q2 '17 Net Interest Portfolio Loan Noninterest Noninterest Income Tax YTD Q2 '18 Income Loss Provision Income Expense Expense Note: * A Non GAAP Measure, Refer to Appendix for Reconciliation 28

Acquisition of Jefferson County Bancshares, Inc. (JCB) Closed February 10, 2017 Snapshot • Consistent with M&A Expansion Strategy • Enhanced EFSC's footprint in the St. Louis MSA, while building total balance sheet size to $5 billion in assets • Top five deposit market share in St. Louis MSA Achievements • Successfully completed core systems conversion on May 22, 2017 • Expanded branch presence • ~$4 billion of deposits • Strengthens & diversifies core deposit gathering capabilities • Approximately $60 million in deposits per branch 29

Effective Tax Rate Reconciliation YTD 2018 2017 Q4 2017 Federal Tax Rate 21.00% 35.00% 35.00% State Tax, Net of Federal Benefit 2.63% 1.94% 1.94% Excess Tax Benefits (2.84)% (2.47)% (1.25)% Tax Credit Investments (3.71)% (1.89)% (3.62)% Other Tax Adjustments (0.31)% (2.28)% (3.90)% Pre-DTA Effective Tax Rate 16.77% 30.30% 28.17% Deferred Tax Asset Revaluation —% 14.00% 44.30% Ending Effective Tax Rate 16.77% 44.30% 72.47% 30

Balance Sheet Positioned for Growth Modest Asset High-quality, 60% Floating Cash-flowing 8.30% Sensitivity 24.7% Rate Loans, Securities Tangible (200 BPS Non-Interest with Two-Year Portfolio with Common Rate Shock Bearing DDA to Average Four-Year Equity/Tangible Increases NII Total Deposits By 3.4%) Duration Average Assets Duration 31

Successful FDIC-Assisted Acquisition Strategy Significant Earnings Contribution (Pre-tax) Completed 4 Contributed $77 2,016 2017 2018 Q2 FDIC-Assisted Million in Net Transactions Earnings Since Since December $15,018 $8,106 $4,298 Acquisition 2009 Dollars in Thousands Significant Terminated all loss share agreements with the $41 Million of Contribution to Remaining FDIC in December 2015 Future Earnings Contractual with Estimated Cash Flows with Future $21 Million Accretable Yield Carrying Value Early termination charge from Q4 2015 of $11 Million earned back 100% in Q1 2016 Accretable yield estimate as of 3/31/2018 32

Capital Management Tangible Common Equity/Tangible Assets • 2,000,000 Share Common Stock Repurchase Plan • ~ 10% of EFSC Outstanding Shares 8.88% 8.76% • No Specified End Date 8.69% 8.30% 7.78% 8.14% • Disciplined, Patient Approach Based on Market Conditions • Sufficient Capital to Support Growth Plans 2013 2014 2015 2016 2017 Q2 2018 • $0.12 3rd quarter 2018 Dividend 33

Use of Non-GAAP Financial Measures The Company's accounting and reporting policies conform to generally accepted accounting principles in the United States (“GAAP”) and the prevailing practices in the banking industry. However, the Company provides other financial measures, such as core net interest margin and other core performance measures, in this presentation that are considered “non-GAAP financial measures.” Generally, a non-GAAP financial measure is a numerical measure of a company's financial performance, financial position, or cash flows that exclude (or include) amounts that are included in (or excluded from) the most directly comparable measure calculated and presented in accordance with GAAP. The Company considers its core performance measures presented in this presentation as important measures of financial performance, even though they are non-GAAP measures, as they provide supplemental information by which to evaluate the impact of non-core acquired loans and related income and expenses, the impact of non-comparable items, and the Company's operating performance on an ongoing basis. Core performance measures include contractual interest on non-core acquired loans but exclude incremental accretion on these loans. Core performance measures also exclude the gain or loss on sale of other real estate from non-core acquired loans, and expenses directly related to the non-core acquired loans and other assets formerly covered under FDIC loss share agreements. Core performance measures also exclude certain other income and expense items, such as executive separation costs, merger related expenses, facilities charges, deferred tax asset revaluation due to U.S. corporate income tax reform, and the gain or loss on sale of investment securities, the Company believes to be not indicative of or useful to measure the Company's operating performance on an ongoing basis. The attached tables contain a reconciliation of these core performance measures to the GAAP measures. The Company believes these non-GAAP measures and ratios, when taken together with the corresponding GAAP measures and ratios, provide meaningful supplemental information regarding the Company's performance and capital strength. The Company's management uses, and believes that investors benefit from referring to, these non-GAAP measures and ratios in assessing the Company's operating results and related trends and when forecasting future periods. However, these non-GAAP measures and ratios should be considered in addition to, and not as a substitute for or preferable to, ratios prepared in accordance with GAAP. In the tables below, the Company has provided a reconciliation of, where applicable, the most comparable GAAP financial measures and ratios to the non-GAAP financial measures and ratios, or a reconciliation of the non-GAAP calculation of the financial measure for the periods indicated. Peer group data consists of median of publicly traded banks with total assets from $2-$9 billion with commercial loans greater than 20% and consumer loans less than 10%. 34

Reconciliation of Non-GAAP Financial Measures For the Quarter ended For the Six Months ended Jun 30, Mar 31, Dec 31, Sep 30, Jun 30, Jun 30, Jun 30, ($ in thousands, except per share data) 2018 2018 2017 2017 2017 2018 2017 CORE PERFORMANCE MEASURES Net interest income $ 47,048 $ 46,171 $ 47,404 $ 45,625 $ 45,633 $ 93,219 $ 84,275 Less: Incremental accretion income 291 766 2,503 1,556 2,584 1,057 3,659 Core net interest income 46,757 45,405 44,901 44,069 43,049 92,162 80,616 Total noninterest income 9,693 9,542 11,112 8,372 7,934 19,235 14,910 Less: Other income from non-core acquired assets 18 1,013 (6) — — 1,031 — Less: Gain on sale of investment securities — 9 — 22 — 9 — Less: Other non-core income 649 — — — — 649 — Core noninterest income 9,026 8,520 11,118 8,350 7,934 17,546 14,910 Total core revenue 55,783 53,925 56,019 52,419 50,983 109,708 95,526 Provision for portfolio loan losses 2,385 1,871 3,186 2,422 3,623 4,256 5,156 Total noninterest expense 29,219 29,143 28,260 27,404 32,651 58,362 59,387 Less: Other expenses related to non-core acquired loans (229) 14 114 19 (16) (215) 107 Less: Facilities disposal 239 — — — 389 239 389 Less: Merger related expenses — — — 315 4,480 — 6,147 Core noninterest expense 29,209 29,129 28,146 27,070 27,798 58,338 52,744 Core income before income tax expense 24,189 22,925 24,687 22,927 19,562 47,114 37,626 Total income tax expense 4,881 3,778 19,820 7,856 5,545 8,659 10,651 Less: income tax expense from deferred tax asset revaluation1 — — 12,117 — — — — Less: Other non-core income tax expense2 736 438 1,011 465 (784) 1,174 (594) Core income tax expense 4,145 3,340 6,692 7,391 6,329 7,485 11,245 Core net income $ 20,044 $ 19,585 $ 17,995 $ 15,536 $ 13,233 $ 39,629 $ 26,381 Core diluted earnings per share $ 0.86 $ 0.84 $ 0.77 $ 0.66 $ 0.56 $ 1.70 $ 1.15 Core return on average assets 1.48% 1.49% 1.37% 1.21% 1.06% 1.49% 1.11% Core return on average common equity 14.14% 14.34% 12.84% 11.13% 9.72% 14.24% 10.44% Core return on average tangible common equity 18.22% 18.64% 16.71% 14.50% 12.72% 18.43% 13.22% Core efficiency ratio 52.36% 54.02% 50.24% 51.64% 54.52% 53.18% 55.21% NET INTEREST MARGIN TO CORE NET INTEREST MARGIN (FULLY TAX EQUIVALENT) Net interest income $ 47,254 $ 46,386 $ 47,824 $ 46,047 $ 46,096 $ 93,640 $ 85,243 Less: Incremental accretion income 291 766 2,503 1,556 2,584 1,057 3,659 Core net interest income $ 46,963 $ 45,620 $ 45,321 $ 44,491 $ 43,512 $ 92,583 $ 81,584 Average earning assets $5,023,607 $4,948,875 $4,826,271 $4,712,672 $4,641,198 $4,986,447 $4,451,253 Reported net interest margin 3.77% 3.80% 3.93% 3.88% 3.98% 3.79% 3.86% Core net interest margin 3.75% 3.74% 3.73% 3.75% 3.76% 3.74% 3.70% 1 Deferred tax asset revaluation associated with U.S. corporate income tax reform. 2 Other non-core income tax expense calculated at 24.7% of non-core pretax income for 2018. For 2017, the calculation is 38.0% of non-core pretax income plus an estimate of taxes payable related to non-deductible JCB acquisition costs. 35

Reconciliation of Non-GAAP Financial Measures For the Year ended December 31, December 31, December 31, December 31, ($ in thousands, except per share data) 2017 2016 2015 2014 CORE PERFORMANCE MEASURES Net interest income $ 177,304 $ 135,495 $ 120,410 $ 117,368 Less: Incremental accretion income 7,718 11,980 12,792 18,930 Core net interest income 169,586 123,515 107,618 98,438 Total noninterest income 34,394 29,059 20,675 16,631 Less: Gain on sale of other real estate from non-core acquired loans (6) 1,565 107 445 Less: Other income from non-core acquired assets — 621 — — Less: Gain on sale of investment securities 22 86 23 — Less: Change in FDIC loss share receivable — — (5,030) (9,307) Less: Closing fee — — — 945 Core noninterest income 34,378 26,787 25,575 24,548 Total core revenue 203,964 150,302 133,193 122,986 Provision for portfolio loan losses 10,764 5,551 4,872 4,409 Total noninterest expense 115,051 86,110 82,226 87,463 Less: Merger related expenses 6,462 1,386 — — Less: Other expenses related to non-core acquired loans 240 1,094 1,558 2,953 Less: Facilities disposal charge 389 1,040 — 1,004 Less: Executive severance — 332 — — Less: FDIC loss share termination — — 2,436 — Less: FDIC clawback — — 760 1,201 Less: FHLB prepayment penalty — — — 2,936 Less: Other non-core expenses — 41 — — Core noninterest expense 107,960 82,217 77,472 79,369 Core income before income tax expense 85,240 62,534 50,849 39,208 Total income tax expense 38,327 26,002 19,951 13,871 Less: Income tax expense from deferred tax asset revaluation1 12,117 — — — Less: Other non-core income tax expense2 882 4,705 2,893 706 Core income tax expense 25,328 21,297 17,058 13,165 Core net income $ 59,912 $ 41,237 $ 33,791 $ 26,043 Core diluted earnings per share $ 2.58 $ 2.03 $ 1.66 $ 1.29 Core return on average assets 1.2% 1.09% 1% 0.82% Core return on average common equity 11.26% 11.1% 10.08% 8.63% Core return on average tangible common equity 14.46% 12.18% 11.22% 9.77% Core efficiency ratio 52.93% 54.7% 58.17% 64.53% NET INTEREST MARGIN TO CORE NET INTEREST MARGIN (FULLY TAX Net interest income $ 179,114 $ 137,261 $ 122,141 $ 119,002 Less: Incremental accretion income 7,718 11,980 12,792 18,930 Core net interest income $ 171,396 $ 125,281 $ 109,349 $ 100,072 Average earning assets $ 4,611,671 $ 3,570,186 $ 3,163,339 $ 2,921,978 Reported net interest margin 3.88% 3.84% 3.86% 4.07% Core net interest margin 3.72% 3.51% 3.46% 3.42% 1Deferred tax asset revaluation associated with U.S. corporate income tax reform. 2Other non-core income tax expense calculated at 38.0% of non-core pretax income plus an estimate of taxes payable related to non-deductible JCB acquisition costs. 36

2nd Quarter 2018 EFSC Investor Presentation Q&A